EXHIBIT 23.1      CONSENT OF SIMON LEVER & COMPANY


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                          INDEPENDENT AUDITORS' CONSENT




         We consent to the incorporation by reference in the Registration Statement of Medical Technology & Innovations, Inc. on Form S-8 (No. 33-27610-A) of our report dated September 11, 1996 on the consolidated financial statements of Medical Technology & Innovations, Inc. and subsidiary appearing in the Annual Report on Form 10-KSB of Medical Technology & Innovations, Inc. for the year ended June 30, 1996.




                                                  /s/ SIMON LEVER & COMPANY
                                                  ----------------------------


Lancaster, Pennsylvania
September 26, 1996